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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)

                                November 1, 2001





                            First Citizens Banc Corp
                            ------------------------
             (Exact name of Registrant as specified in its charter)





             Ohio                        0-25980                34-1558688
             ----                        -------                ----------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
incorporation or organization)                              Identification No.)





                   100 East Water Street, Sandusky, Ohio 44870
           -----------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (419) 625-4121



                                       N/A
                                       ---

         (Former name or former address, if changed since last report)



                        Date of report: November 1, 2001
                                       -----------------


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Item 5.     Other Events



         This current report on Form 8-K contains forward-looking statements that involve risk and uncertainty. It should be noted that a variety of factors could cause the company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the combined company's forward-looking statements.

         The risks and uncertainties that may affect the operations, performance, development, growth projections and results of the combined company's business include, but are not limited to, the growth of the economy, interest rate movements, timely development by the combined company of technology enhancements for its products and operating systems, the impact of competitive products, services and pricing, customer business requirements, Congressional legislation, acquisition cost savings and revenue enhancements and similar matters. Readers of this report are cautioned not to place undue reliance on forward-looking statements which are subject to influence by the named risk factors and unanticipated future events. Actual results, accordingly, may differ materially from management expectations.

         On November 1, 2001, First Citizens Banc Corp ("First Citizens") and Independent Community Banc Corp. ("ICBC") announced the signing of a definitive agreement to merge (the "Merger").

         Under the terms of the Merger, ICBC shareholders will receive 1.7 First Citizens common shares for each ICBC common share owned as of the effective time of the Merger. The Merger will be a tax-free exchange of common shares and will be accounted for as a purchase transaction. The Merger has been approved by the Board of Directors of each of First Citizens and ICBC. The Merger is subject to the approval of First Citizens and ICBC shareholders, approval of applicable banking regulators and the registration of the First Citizens common shares to be used in the Merger with the Securities and Exchange Commission.

         It is anticipated that, following the Merger, and upon the receipt of all necessary regulatory approvals, ICBC's bank subsidiary, Citizens National Bank of Norwalk, will be merged into First Citizens' bank subsidiary, The Citizens Banking Company.

         Following the Merger, ICBC will be given two (2) seats on the First Citizens Board of Directors. In addition, following the merger of the bank subsidiaries, the


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Board of Directors of The Citizens Banking Company will include two (2) current members of the ICBC Board of Directors.




Item 7.         Exhibits.


2 Agreement and Plan of Merger dated as of November 1, 2001 by and between First Citizens and ICBC


99 Text of Press Release, dated November 1, 2001, issued by First Citizens and ICBC





                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



First Citizens Banc Corp




/S/ James O. Miller                       November 1, 2001
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James O. Miller                           Date
Executive Vice President